UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 21, 2015

Patriot National, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36804	46-4151376
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 East Las Olas Boulevard, Suite 1650 Fort Lauderdale, Florida	33301
(Address of Principal Executive Offices)	(Zip Code)

(954) 670-2900

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on August 21, 2015, Patriot National, Inc. (the “Company”) completed the acquisition of all of the outstanding membership interests of Global HR Research LLC, a Florida limited liability company (the “Global HR Acquisition”).

On August 24, 2015, the Company filed a Current Report on Form 8-K (the “Initial Report”), stating that it had completed the Global HR Acquisition and that the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) of Form 8-K would be filed by amendment within 71 calendar days after the date on which the Initial Report was filed. This amended Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

1.	The historical audited consolidated financial statements of Global HR Research LLC as of and for the year ended December 31, 2014 are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated by reference herein.

2.	The historical unaudited consolidated financial statements of Global HR Research LLC as of June 30, 2015 and for the six months ended June 30, 2015 and 2014 are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated by reference herein.

3.	The consent of Global HR Research LLC’s independent auditor is attached as Exhibit 23.1 to this Form 8-K/A.

(b)	Pro Forma Financial Information

1.	The unaudited pro forma combined balance sheet as of June 30, 2015 and the unaudited pro forma condensed combined financial information for the year ended December 31, 2014 and the six months ended June 30, 2015, are attached as Exhibit 99.3 to this Form 8-K/A and are incorporated by reference herein.

(c)	The following exhibits are attached to this Current Report on Form 8-K

Exhibit No.	Exhibit:

23.1	Consent of independent registered public accounting firm.

99.1	Global HR Research LLC Audited Financial Statements as of and for the year ended December 31, 2014.

99.2	Global HR Research LLC Unaudited Financial Statements as of June 30, 2015 and for the six months ended June 30, 2015 and 2014.

99.3	Unaudited Pro Forma Combined Balance Sheet as of June 30, 2015 and the Unaudited Pro Forma Combined Financial Information for the year ended December 31, 2014 and the six months ended June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL, INC.

Date: October 2, 2015	By:	/s/ Christopher A. Pesch
	Name:	Christopher A. Pesch
	Title:	Executive Vice President, General Counsel, Chief Legal Officer and Secretary